UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Tailwind Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

(646) 432-0610

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock, $0.0001 par value, and one half of one redeemable warrant	TWND.U	NYSE American
Class A Common Stock included as part of the units	TWND	NYSE American
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	TWND WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 9, 2023, Tailwind Acquisition Corp. (“Tailwind”) drew an aggregate $75,000 (the “Extension Funds”), pursuant to the Promissory Note, dated September 9, 2022, between Tailwind and Tailwind Sponsor LLC, which Extension Funds Tailwind deposited into Tailwind’s trust account for its public shareholders. This deposit enables Tailwind to extend the date by which it must complete its initial business combination from January 9, 2023 to February 9, 2023 (the “Extension”). The Extension is the first of two one-month extensions permitted under Tailwind’s governing documents and provides Tailwind with additional time to complete its initial business combination.

No Offer or Solicitation

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this report, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of Nuburu, Inc. (“Nuburu”), market size and growth opportunities, competitive position and technological and market trends and the timeframe for the completion of the business combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Tailwind and its management, and Nuburu and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Nuburu, Tailwind, the combined company; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Tailwind or the stockholders of Nuburu, or to satisfy other closing conditions of the Business Combination; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the inability to meet the listing standards of the securities exchange following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Nuburu as a result of the announcement and consummation of the Business Combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Nuburu or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital Fund, LLC; (12) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Tailwind’s securities; (13) the risk that the transaction may not be completed by Tailwind’s business combination deadline and the potential failure to obtain a further extension of the Business Combination deadline if sought by Tailwind; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Tailwind’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, Proxy Statement/Prospectus filed December 12, 2022 and other documents filed by Tailwind from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Tailwind nor Nuburu gives any assurance that either Tailwind or Nuburu or the combined company will achieve its expected results. Neither Tailwind nor Nuburu undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023

Tailwind Acquisition Corp.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer